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                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-3 of FTI Consulting Inc. of our report dated August 9, 2002, appearing in the Registration Statement No. 333-100428 of FTI Consulting, Inc.


DELOITTE & TOUCHE LLP
Parsippany, New Jersey
February 6, 2003